Filed pursuant to Rule 497(e)
File Nos. 333-178146 and 811-22634

BLACKSTONE ALTERNATIVE ALPHA FUND

Supplement dated October 18, 2013 to the

Blackstone Alternative Alpha Fund Prospectus

dated July 30, 2013

Availability of Net Asset Value

Effective immediately, the following statement is added to the end of the section captioned “Determination of Net Asset Value” of the Prospectus:

The Fund’s current net asset value per share is available on the Fund’s website at http://www.blackstone.com/blackstone-alternative-alpha-funds.